                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549



                                AMENDMENT NO. 1
                                      ON
                                  FORM 8-K/A



                                CURRENT REPORT
                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



                                Date of Report
                      (Date of earliest event reported)

                                 May 23, 1996





                          Wynn's International, Inc.
            (Exact name of registrant as specified in its charter)


          Delaware                    1-7200                  95-2854312
(State or other jurisdiction     (Commission File          (I.R.S. Employer
     of incorporation)                Number)             Identification No.)


500 North State College Blvd., Suite 700, Orange, CA          92868
     (Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code:       (714) 938-3700

Item 7 of the Current Report on Form 8-K dated May 23, 1996 (filed June 6,
1996) of Wynn's International, Inc. is amended in its entirety as follows:



"ITEM 7.  Financial Statements and Exhibits

     (a)  Not applicable.

     (b)  Pro Forma Financial Information.

A description of the transaction and the entities involved is presented in
Item 2 above. The accompanying unaudited pro forma consolidated condensed statements of income disclose income from continuing operations and are presented as if the sale of the WCS net assets had occurred on January 1, 1996 for the three months ended March 31, 1996 and January 1, 1995 for all other periods shown. Results of continuing operations for the years ended December 31, 1994 and 1993 are presented on a discontinued operations basis consistent with the expected presentation of the consolidated statements of income to be included in the Wynn's International, Inc. ("Wynn's") Form 10-K for the year ending December 31, 1996. The accompanying unaudited pro forma consolidated condensed balance sheet is presented as if the sale occurred on March 31, 1996. The pro forma information should be read in conjunction with the consolidated financial statements included in Wynn's Form 10-K for the year ended December 31, 1995 and with the unaudited consolidated condensed financial statements included in Wynn's quarterly reports on Form 10-Q for the quarters ended March 31, 1996 and 1995. All share and per share amounts have been adjusted retroactively to reflect the two 3 for 2 stock splits effected in 1995 and 1993. The pro forma financial statements have been prepared for informational purposes only and do not purport to be indicative of what would actually have occurred had the sale of the WCS net assets occurred on the dates noted above.

                           WYNN'S INTERNATIONAL, INC.
         UNAUDITED PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF INCOME
                    FOR THE THREE MONTHS ENDED MARCH 31, 1996
                    (In Thousands, Except Per Share Amounts)

                                              March 31                       March 31
                                                1996        Pro Forma          1996
                                             Historical    Adjustments      Pro Forma
                                             ----------    -----------      ---------
Revenues:
  Net sales                                    $ 83,085       $(11,622)      $ 71,463
  Interest income                                   274            (19)           255
                                               --------       --------       --------
                                                 83,359        (11,641)        71,718
                                               --------       --------       --------
Cost and expenses:
  Cost of sales                                  52,464         (9,897)        42,567
  Selling, general & administrative              23,156         (1,678)        21,478
  Interest expense                                   52              -             52
                                               --------       --------       --------
                                                 75,672        (11,575)        64,097
                                               --------       --------       --------
Income before taxes based on income               7,687            (66)         7,621
Provision for taxes based on income               2,929            (24)         2,905
                                               --------       --------       --------
Net income                                     $  4,758       $    (42)      $  4,716
                                               --------       --------       --------
                                               --------       --------       --------
Income per share of common stock:
  Primary                                      $   0.50                      $   0.50
                                               --------                      --------
                                               --------                      --------

  Fully diluted                                $   0.50                      $   0.50
                                               --------                      --------
                                               --------                      --------
Average shares outstanding:
  Primary                                         9,430                         9,430
                                               --------                      --------
                                               --------                      --------

  Fully diluted                                   9,472                         9,472
                                               --------                      --------
                                               --------                      --------

See accompanying notes

                           WYNN'S INTERNATIONAL, INC.
         UNAUDITED PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF INCOME
                    FOR THE THREE MONTHS ENDED MARCH 31, 1995
                    (In Thousands, Except Per Share Amounts)

                                              March 31                       March 31
                                                1995        Pro Forma          1995
                                             Historical    Adjustments      Pro Forma
                                             ----------    -----------      ---------
Revenues:
  Net sales                                    $ 78,074       $(12,464)      $ 65,610
  Interest income                                   189            (10)           179
                                               --------       --------       --------
                                                 78,263        (12,474)        65,789
                                               --------       --------       --------

Cost and expenses:
  Cost of sales                                  49,831        (10,619)        39,212
  Selling, general & administrative              21,983         (1,671)        20,312
  Interest expense                                  570            (15)(a)        555
                                               --------       --------       --------
                                                 72,384        (12,305)        60,079
                                               --------       --------       --------

Income before taxes based on income               5,879           (169)         5,710
Provision for taxes based on income               2,234            (62)         2,172
                                               --------       --------       --------
Net income                                     $  3,645       $   (107)      $  3,538
                                               --------       --------       --------
                                               --------       --------       --------

Income per share of common stock:
  Primary                                      $   0.42                      $   0.40
                                               --------                      --------
                                               --------                      --------

  Fully diluted                                $   0.40                      $   0.39
                                               --------                      --------
                                               --------                      --------

Average shares outstanding:
  Primary                                         8,769                         8,769
                                               --------                      --------
                                               --------                      --------

  Fully diluted                                   9,209                         9,209
                                               --------                      --------
                                               --------                      --------

See accompanying notes

                           WYNN'S INTERNATIONAL, INC.
         UNAUDITED PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 1995
                    (In Thousands, Except Per Share Amounts)


                                            December 31                   December 31
                                               1995         Pro Forma         1995
                                            Historical     Adjustments     Pro Forma
                                            ----------     -----------    -----------
Revenues:
  Net sales                                    $303,787       $(41,203)      $262,584
  Interest income                                   996            (53)           943
                                               --------       --------       --------
                                                304,783        (41,256)       263,527
                                               --------       --------       --------

Cost and expenses:
  Cost of sales                                 194,440        (37,042)       157,398
  Selling, general & administrative              84,152         (5,873)        78,279
  Interest expense                                1,640            (82)(a)      1,558
                                               --------       --------       --------
                                                280,232        (42,997)       237,235
                                               --------       --------       --------

Income before taxes based on income              24,551          1,741         26,292
Provision for taxes based on income               9,108            644          9,752
                                               --------       --------       --------
Net income                                     $ 15,443       $  1,097       $ 16,540
                                               --------       --------       --------
                                               --------       --------       --------

Income per share of common stock:
  Primary                                      $   1.68                      $   1.80
                                               --------                      --------
                                               --------                      --------

  Fully diluted                                $   1.65                      $   1.77
                                               --------                      --------
                                               --------                      --------

Average shares outstanding:
  Primary                                         9,187                         9,187
                                               --------                      --------
                                               --------                      --------

  Fully diluted                                   9,369                         9,369
                                               --------                      --------
                                               --------                      --------

See accompanying notes

                           WYNN'S INTERNATIONAL, INC.
         UNAUDITED PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 1994
                    (In Thousands, Except Per Share Amounts)

                                            December 31                   December 31
                                               1994         Pro Forma         1994
                                            Historical     Adjustments     Pro Forma
                                            -----------    -----------    -----------
Revenues:
  Net sales                                    $292,651       $(57,992)      $234,659
  Interest income                                   626            (42)           584
                                               --------       --------       --------
                                                293,277        (58,034)       235,243
                                               --------       --------       --------

Cost and expenses:
  Cost of sales                                 190,582        (49,474)       141,108
  Selling, general & administrative              80,328         (9,401)        70,927
  Interest expense                                2,988           (623)(b)      2,365
                                               --------       --------       --------
                                                273,898        (59,498)       214,400
                                               --------       --------       --------

Income from continuing operations
  before taxes based on income                   19,379          1,464         20,843
Provision for taxes based on income               7,558            903          8,461
                                               --------       --------       --------
Income from continuing operations              $ 11,821       $    561       $ 12,382
                                               --------       --------       --------
                                               --------       --------       --------

Income from continuing operations
per share of common stock:
  Primary                                      $   1.38                      $   1.45
                                               --------                      --------
                                               --------                      --------

  Fully diluted                                $   1.33                      $   1.39
                                               --------                      --------
                                               --------                      --------

Average shares outstanding:
  Primary                                         8,541                         8,541
                                               --------                      --------
                                               --------                      --------

  Fully diluted                                   9,193                         9,193
                                               --------                      --------
                                               --------                      --------

See accompanying notes

                           WYNN'S INTERNATIONAL, INC.
         UNAUDITED PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 1993
                    (In Thousands, Except Per Share Amounts)

                                            December 31                   December 31
                                                1993        Pro Forma         1993
                                            Historical     Adjustments     Pro Forma
                                            -----------    -----------    -----------
Revenues:
  Net sales                                    $284,957       $(83,435)      $201,522
  Interest income                                   719            (47)           672
                                               --------       --------       --------
                                                285,676        (83,482)       202,194
                                               --------       --------       --------

Cost and expenses:
  Cost of sales                                 190,026        (69,680)       120,346
  Selling, general & administrative              75,977         (9,432)        66,545
  Interest expense                                3,862           (886)(b)      2,976
                                               --------       --------       --------
                                                269,865        (79,998)       189,867
                                               --------       --------       --------

Income from continuing operations
  before taxes based on income                   15,811         (3,484)        12,327
Provision for taxes based on income               6,830         (1,349)         5,481
                                               --------       --------       --------
Income from continuing operations              $  8,981       $ (2,135)      $  6,846
                                               --------       --------       --------
                                               --------       --------       --------

Income from continuing operations
per share of common stock:
  Primary                                      $   1.08                      $   0.82
                                               --------                      --------
                                               --------                      --------

  Fully diluted                                $   1.04                      $   0.80
                                               --------                      --------
                                               --------                      --------

Average shares outstanding:
  Primary                                         8,321                         8,321
                                               --------                      --------
                                               --------                      --------

  Fully diluted                                   9,048                         9,048
                                               --------                      --------
                                               --------                      --------

See accompanying notes

                           WYNN'S INTERNATIONAL, INC.
            UNAUDITED PRO FORMA CONSOLIDATED CONDENSED BALANCE SHEET
                (Dollars in Thousands, Except Per Share Amounts)

                                                             March 31                       March 31
                                                               1996        Pro Forma          1996
                                                            Historical    Adjustments      Pro Forma
                                                            ----------    -----------      ---------
ASSETS

Current assets:
  Cash and cash equivalents                                   $ 18,059        $  8,900 (c)  $ 26,959
  Accounts receivable, less allowance
    for doubtful accounts                                       59,631         (11,741)       47,890
  Inventories                                                   38,210          (9,881)       28,329
  Prepaid expenses and other current assets                     16,349            (889)       15,460
  Net assets of discontinued operations                              -          18,539 (d)    18,539
                                                              --------        --------      --------
     Total current assets                                      132,249           4,928       137,177

Property, plant and equipment, at cost less
  accumulated depreciation and amortization                     49,107          (9,958)       39,149
Other assets                                                     6,444            (121)        6,323
                                                              --------        --------      --------
                                                              $187,800        $ (5,151)     $182,649
                                                              --------        --------      --------
                                                              --------        --------      --------

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
  Accounts payable                                            $ 21,333        $ (2,714)     $ 18,619
  Dividends payable                                                  3               -             3
  Taxes based on income                                          3,447             955         4,402
  Accrued liabilities                                           35,803          (1,472)       34,331
  Long-term debt due within one year                                90               -            90
                                                              --------        --------      --------
     Total current liabilities                                  60,676          (3,231)       57,445

Long-term debt due after one year                                   49               -            49
Deferred taxes based on income                                   6,948            (420)        6,528
Commitments and contingencies
Stockholders' equity:
  Preferred stock, $1 par value;
    500,000 shares authorized, none issued                           -               -             -
  Common stock, $1 par value;
    20,000,000 shares authorized,
    9,614,523 shares issued                                      9,614               -         9,614
  Capital in excess of par value                                13,703               -        13,703
  Retained earnings                                            102,469          (1,500)(e)   100,969
  Equity adjustment from foreign
    currency translation                                        (1,807)              -        (1,807)
  Unearned compensation                                           (271)              -          (271)
  Common stock held in treasury
    520,875 shares, at cost                                     (3,581)              -        (3,581)
                                                              --------        --------      --------
     Total stockholders' equity                                120,127          (1,500)      118,627
                                                              --------        --------      --------
                                                              $187,800        $ (5,151)     $182,649
                                                              --------        --------      --------
                                                              --------        --------      --------

See accompanying notes

                           WYNN'S INTERNATIONAL, INC.
    NOTES TO UNAUDITED PRO FORMA CONSOLIDATED CONDENSED FINANCIAL STATEMENTS



1) On May 23, 1996, the Company sold the principal operating assets of Wynn's Climate Systems, Inc. ("WCS") to Moog Automotive, Inc. ("Moog"), a wholly-owned subsidiary of Cooper Industries Inc. Under the terms of the transaction, Moog acquired the main manufacturing facility in Fort Worth, Texas, and WCS' leased facilities located elsewhere. Moog paid $8.9 million at closing, including $3.5 million with respect to inventory and assumed certain third party liabilities of WCS. Wynn's expects to receive from Moog additional cash payments over the next twelve months based on the disposition of the inventory and accounts receivable of WCS. From all sources, Wynn's expects to receive approximately $25 million in connection with the transaction.

2) The unaudited pro forma consolidated condensed financial statements represent the results of continuing operations and the balance sheet, after giving effect to certain pro forma adjustments related to the sale as if the sale had occurred (i) January 1, 1996 for the statement of income for the three months ended March 31, 1996, (ii) January 1, 1995 for the statements of income for the years ended December 31, 1995, 1994 and 1993 and the three months ended March 31, 1995, and (iii) March 31, 1996 for the balance sheet.

3)   The pro forma adjustments related to the sale are:

          (a) Elimination of corporate interest expense for short-term borrowings reflecting the use of proceeds to pay off corporate borrowings during 1995.

          (b) Interest expense that is not directly attributable or related to other operations of Wynn's has been allocated to discontinued operations on the ratio of net assets of discontinued operations to the sum of consolidated net assets plus unallocated consolidated debt.

          (c)  Cash received at closing.

          (d) Net assets of discontinued operations consists primarily of accounts receivable, inventory, income taxes receivable and accrued liabilities. It is anticipated that all amounts will be collected or paid during the 12-month period following the closing of the sale.

          (e) The pro forma adjustment to retained earnings reflects the estimated $1.5 million after tax loss (net of income tax benefit of $5.5 million) from the sale. The tax benefit includes $2.8 million related to the tax deduction for $7.2 million of goodwill, which was previously expensed with no tax benefit recognized.

     (c)  Exhibits.

          2.1 Asset Purchase Agreement, dated as of May 23, 1996, by and between Moog Automotive, Inc. and Wynn's Climate Systems, Inc., Wynn's Climate Equipment Company and Wynn's (UK) Limited."

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  October 10, 1996                       WYNN'S INTERNATIONAL, INC.



                                               By:    SEYMOUR A. SCHLOSSER
                                                  -----------------------------
                                                   Seymour A. Schlosser
                                                   Vice President-Finance
                                                   and Chief Financial Officer